UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2019

DIGITAL LOCATIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54817	20-5451302
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3700 State Street, Suite 350, Santa Barbara, CA	93105
(Address of Principal Executive Offices)	(Zip Code)

(805) 456-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

The information below in Item 5.03 regarding the issuance of Series D Preferred Stock of Digital Locations, Inc. (the “Company”) is incorporated herein by reference in response to this Item 3.02. The Company relied upon an exemption from the registration requirements under Section 4(a)(2) under the Securities Act of 1933 in connection

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 27, 2019 (the “Effective Date”), the Company filed a Certificate of Designation (the “Designation”) with the Secretary of State of Nevada which designates 1,000, shares of the Company’s preferred stock par value $0.001 per shares, as Series D Preferred Stock.

Pursuant to the terms of the Designation, holders of Series D Preferred Stock shall not be entitled to dividends or a liquidation preference and shall have no conversion rights. For so long as any shares of the Series D Preferred Stock remain issued and outstanding, the holders thereof, voting separately as a class, shall have the right to vote in an amount equal to fifty-one percent (51%) of the total voting power of the Company’s shareholders. Such vote shall be determined by the holder(s) of a majority of the then issued and outstanding shares of Series D Preferred Stock.

The shares of the Series D Preferred Stock shall be automatically, and without any required action by the Company or the holders thereof, redeemed by the Company at their par value on the first to occur of the following triggering events: (i) a date forty-five (45) days as after the Effective Date, (ii) on the date that William E. Beifuss, Jr. ceases, for any reason, to serve as officer, director or consultant of the Company, it being understood that if Beifuss continues without interruption to serve thereafter in one or more capacities as officer, director or consultant of the Company this shall not be considered a cessation of service, or (iii) on the date that the Company’s shares of common stock first trade on any national securities exchange and such listing is conditioned upon the elimination of the preferential voting rights of the Series D Preferred Stock set forth in this Certificate of Designation.

William E. Beifuss Jr. has been issued 1,000, Series D Preferred Shares. Mr. Beifuss is the Company’s president and a member of its board of directors.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Certificate of Designation of Series D Preferred Stock of Digital Locations, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIGITAL LOCATIONS, INC.

Date: December 3, 2019	By:	/s/ William E. Beifuss, Jr.
	Name:	William E. Beifuss, Jr.
	Title:	President

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